UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 4, 2023
(Date of earliest event reported)

BANK5 2023-5YR4

(Central Index Key Number 0001996001)

(Exact name of issuing entity)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Bank of America, National Association

(Central Index Key Number 0001102113)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Wells Fargo Commercial Mortgage Securities, Inc.

(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-257991-08	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       56-1643598

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[_] Emerging growth company

[_] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On November 30, 2023, Wells Fargo Securities, LLC (“WFS”), Morgan Stanley & Co. LLC (“Morgan Stanley”), BofA Securities, Inc. (“BOAS”), J.P. Morgan Securities Inc. (“JPMS”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”) and Siebert Williams Shank & Co., LLC (“Siebert”) entered into an agreement, dated as of November 30, 2023, among Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, WFS, Morgan Stanley, BOAS, JPMS, Academy, Drexel and Siebert as underwriters (WFS, Morgan Stanley, BOAS, JPMS, Academy, Drexel and Siebert, collectively in such capacity, the “Underwriters”), and WFB (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Publicly Offered Certificates (as defined below) scheduled to occur on or about December 19, 2023.  The Publicly Offered Certificates are expected to have an aggregate initial principal amount of $658,549,000.

On or about December 19, 2023, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2023-5YR4 (the “Certificates”), is expected to be issued by BANK5 2023-5YR4, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of December 1, 2023 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity are expected to include several mortgage loans which are part of whole loans. Each whole loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such whole loan, the terms of which are described under “DESCRIPTION OF THE MORTGAGE POOL—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such whole loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected whole loans under such Non-Serviced PSAs, see “POOLING AND SERVICING AGREEMENT—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Westfarms	4.8	4.2
Nvidia Santa Clara	4.9	N/A
11 West 42nd Street	4.10	4.3
McKesson Phase 2	4.11	4.4
Merit Hill Self Storage	4.12	4.5
Short Pump Town Center	4.13	4.3
1201 Third Avenue	4.14	4.6
Philadelphia Marriott Downtown	4.15	4.7
1825 K Street NW	4.16	4.6

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class J-RR, Class K-RR and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates and the Privately Offered Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about December 19, 2023 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are expected to be twenty-seven (27) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on sixty-three (63) commercial and/or multifamily properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of November 30, 2023, between the Registrant and WFB, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of November 30, 2023, between the Registrant and MSMCH, an executed version of which is attached hereto as Exhibit 99.2; certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of November 30, 2023, 2023, between the Registrant and BANA, an executed version of which is attached hereto as Exhibit 99.3; and certain of the Mortgage Loans are expected to be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of November 30, 2023, between the Registrant and JPMCB, an executed version of which is attached hereto as Exhibit 99.4. Additionally, Midland Loan Services, a Division of PNC Bank, National Association will act as primary servicer with respect to two (2) Mortgage Loans sold to the Registrant, pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.5 and dated as of December 1, 2023, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer. Midland Loan Services, a Division of PNC Bank, National Association will also act as primary servicer of the 1825 K Street NW whole loan pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.6 and dated as of August 1, 2023, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement, and (ii) the sale of the Privately Offered Certificates, having an aggregate initial principal amount of $85,574,334, by the Registrant to WFS, Morgan Stanley, BOAS, JPMS, Academy, Drexel and Siebert (collectively in such capacity, the “Initial Purchasers”) pursuant to a Certificate Purchase Agreement, dated as of November 30, 2023, among the Registrant, as depositor, the Initial

Purchasers, as initial purchasers, and WFB, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated November 30, 2023 and as filed with the Securities and Exchange Commission on December 4, 2023 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated November 30, 2023.

The related registration statement (file no. 333-257991) was originally declared effective on October 15, 2021.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of November 30, 2023, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC, as underwriters, and Wells Fargo Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of November 1, 2023, among BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of September 1, 2023, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Pentalpha Surveillance, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator and as trustee.
Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of April 1, 2023, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of November 1, 2023, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as a special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator and as trustee.

Exhibit 4.6	Pooling and Servicing Agreement, dated as of August 1, 2023, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as a general special servicer, National Cooperative Bank, N.A., as co-op master servicer and co-op special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.7	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.8	Co-Lender Agreement, dated as of September 21, 2023, by and among Goldman Sachs Bank USA, as initial note A-1 holder, initial note A-3 holder, initial note A-4, initial note A-5 holder, initial note A-6 holder and initial note A-7 holder, Wells Fargo Bank, National Association, as initial note A-2-1 holder, initial note A-2-2 holder and initial note A-2-3 holder.
Exhibit 4.9	Co-Lender Agreement, dated as of November 17, 2023, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3, initial note A-4 holder and initial note A-5 holder.
Exhibit 4.10	Agreement Between Note Holders, dated as of June 30, 2023, by and between Bank of America, N.A., as initial note A-1-1 holder, initial note A-1-2 holder, initial note A-1-3, initial note A-1-4 holder and initial note A-1-5 holder, UBS AG, New York Branch, as initial note A-2-1 holder, initial note A-2-2 holder, initial note A-2-3 holder, initial note A-2-4 holder, initial note A-2-5 holder, initial note A-2-6 holder, initial note A-2-7 holder, initial note A-2-8 holder, initial note A-2-9 holder, initial note A-2-10 holder and initial note A-2-10 holder, and LMF Commercial, LLC, as initial note A-3-1 holder, initial note A-3-2 holder, initial note A-3-3 holder, initial note A-3-4 holder, initial note A-3-5 holder, initial note A-3-6 holder, initial note A-3-7 holder and initial note A-3-8 holder.
Exhibit 4.11	Agreement Between Note Holders, dated as of April 19, 2023, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder and initial note A-2 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent.
Exhibit 4.12	Co-Lender Agreement, dated as of October 20, 2023, by and among Goldman Sachs Bank USA, as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, and Wells Fargo Bank, National Association, as initial note A-4 holder.

Exhibit 4.13	Agreement Between Noteholders, dated as of July 6, 2023, by and among Bank of America, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, and Goldman Sachs Bank USA, as initial note A-5 holder, initial note A-6 holder and initial note A-7 holder.
Exhibit 4.14	Agreement Between Note Holders, dated as of April 19, 2023, by and between Morgan Stanley Bank, N.A., as initial note A-1-1 holder, initial note A-1-2 holder, initial note A-1-3 holder and initial note A-4 holder, JPMorgan Chase Bank, National Association, as initial note A-3 holder and initial note A-4 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent.
Exhibit 4.15	Agreement Between Note Holders, dated as of October 25, 2023, by and between Barclays Capital Real Estate Inc., JPMorgan Chase Bank, National Association and Wells Fargo Bank, National Association.
Exhibit 4.16	Co-Lender Agreement, dated as of July 25, 2023, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder and initial note A-2 holder.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 30, 2023, which such certification is dated November 30, 2023.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of November 30, 2023, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of November 30, 2023, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of November 30, 2023, between Bank of America, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of November 30, 2023, between JPMorgan Chase Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.5	Primary Servicing Agreement, dated as of December 1, 2023, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.
Exhibit 99.6	Primary Servicing Agreement, dated as of August 1, 2023, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2023	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony J. Sfarra
		Name:	Anthony J. Sfarra
		Title:	President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of November 30, 2023, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC, as underwriters, and Wells Fargo Bank, National Association.	(E)
4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated as of November 1, 2023, among BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.3	Pooling and Servicing Agreement, dated as of September 1, 2023, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Pentalpha Surveillance, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator and as trustee.	(E)
4.4	Pooling and Servicing Agreement, dated and effective as of April 1, 2023, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.5	Pooling and Servicing Agreement, dated as of November 1, 2023, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as a special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator and as trustee.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.6	Pooling and Servicing Agreement, dated as of August 1, 2023, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as a general special servicer, National Cooperative Bank, N.A., as co-op master servicer and co-op special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)
4.7	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.8	Co-Lender Agreement, dated as of September 21, 2023, by and among Goldman Sachs Bank USA, as initial note A-1 holder, initial note A-3 holder, initial note A-4, initial note A-5 holder, initial note A-6 holder and initial note A-7 holder, Wells Fargo Bank, National Association, as initial note A-2-1 holder, initial note A-2-2 holder and initial note A-2-3 holder.	(E)
4.9	Co-Lender Agreement, dated as of November 17, 2023, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3, initial note A-4 holder and initial note A-5 holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.10	Agreement Between Note Holders, dated as of June 30, 2023, by and between Bank of America, N.A., as initial note A-1-1 holder, initial note A-1-2 holder, initial note A-1-3, initial note A-1-4 holder and initial note A-1-5 holder, UBS AG, New York Branch, as initial note A-2-1 holder, initial note A-2-2 holder, initial note A-2-3 holder, initial note A-2-4 holder, initial note A-2-5 holder, initial note A-2-6 holder, initial note A-2-7 holder, initial note A-2-8 holder, initial note A-2-9 holder, initial note A-2-10 holder and initial note A-2-10 holder, and LMF Commercial, LLC, as initial note A-3-1 holder, initial note A-3-2 holder, initial note A-3-3 holder, initial note A-3-4 holder, initial note A-3-5 holder, initial note A-3-6 holder, initial note A-3-7 holder and initial note A-3-8 holder.	(E)
4.11	Agreement Between Note Holders, dated as of April 19, 2023, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder and initial note A-2 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent.	(E)
4.12	Co-Lender Agreement, dated as of October 20, 2023, by and among Goldman Sachs Bank USA, as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, and Wells Fargo Bank, National Association, as initial note A-4 holder.	(E)
4.13	Agreement Between Noteholders, dated as of July 6, 2023, by and among Bank of America, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, and Goldman Sachs Bank USA, as initial note A-5 holder, initial note A-6 holder and initial note A-7 holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.14	Agreement Between Note Holders, dated as of April 19, 2023, by and between Morgan Stanley Bank, N.A., as initial note A-1-1 holder, initial note A-1-2 holder, initial note A-1-3 holder and initial note A-4 holder, JPMorgan Chase Bank, National Association, as initial note A-3 holder and initial note A-4 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent.	(E)
4.15	Agreement Between Note Holders, dated as of October 25, 2023, by and between Barclays Capital Real Estate Inc., JPMorgan Chase Bank, National Association and Wells Fargo Bank, National Association.	(E)
4.16	Co-Lender Agreement, dated as of July 25, 2023, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder and initial note A-2 holder.	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 30, 2023, which such certification is dated November 30, 2023.	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective as of November 30, 2023, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective as of November 30, 2023, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.3	Mortgage Loan Purchase Agreement, dated and effective as of November 30, 2023, between Bank of America, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated and effective as of November 30, 2023, between JPMorgan Chase Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.5	Primary Servicing Agreement, dated as of December 1, 2023, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.	(E)
99.6	Primary Servicing Agreement, dated as of August 1, 2023, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.	(E)